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                                                                  Exhibit 10.92

GMAC
COMMERCIAL
CREDIT LLC



                                                                   June 1, 2001


Bernard Chaus, Inc.
530 Seventh Avenue
New York, New York 10018
Attention: Josephine Chaus, Chairwoman of the Board

Bernard Chaus, Inc.
800 Secaucus Road
Secaucus, New Jersey 07094
Attention: Bart Heminover, Vice President of Finance

Ladies/Gentlemen:

     Reference is made to the Second Restated and Amended Financing Agreement between you and our predecessor-in-interest, BNY Financial Corporation, dated as of October 10, 1997, as supplemented and amended (the "Financing Agreement"). Initially capitalized terms not otherwise defined herein shall have the meanings given to them in the Financing Agreement.

     It is hereby agreed that, effective as of June 30, 2001, the Financing Agreement shall be amended as follows:

     1. Section 9.1(d) is amended to provide that the Borrower will not permit its Tangible Net Worth to be less than the following amounts as of the following dates:


             "As of June 30, 2001             $10,100,000
              As of September 30, 2001         $9,000,000
              As of December 31, 2001          $6,700,000
              As of March 31, 2002             $8,200,000
              As of June 30, 2002              $8,200,000"

     2. Section 9.1(e) is amended to provide that the Borrower will not permit its Working Capital to be less than the following amount on the following dates:

             "As of June 30, 2001             $14,000,000
              As of September 30, 2001        $12,700,000
              As of December 31, 2001         $10,400,000
              As of March 31, 2002            $11,900,000
              As of June 30, 2002             $11,500,000"


--------------------------------------------------------------------------------
1290 Avenue of the Americas
New York, New York 10104
212-884-7000


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     3.  Section 9.1(g) is amended to provide that the Borrower's (i) Loss
(after taxes) will not exceed and (ii) Profit (after taxes) will not be less than the amount specified below as applicable to the indicated Period under the applicable column:

                                           Maximum           Maximum
"Period                                    Permitted Loss    Permitted Profit
 ------                                    --------------    ----------------

Fiscal quarter ended June 30, 2001         $2,600,000
Fiscal year ended June 30, 2001            $8,184,000
Fiscal quarter ended September 30, 2001      $800,000
Fiscal quarter ended December 31, 2001     $3,000,000
Fiscal quarter ended March 31, 2002                         $1,500,000
Fiscal quarter ended June 30, 2002             -0-              -0-
Fiscal year ended June 30, 2002            $2,300,000"

     Except as hereinabove specifically set forth, the Financing Agreement shall remain unmodified and in full force and effect in accordance with its terms.

     In consideration of the foregoing, you agree to pay us an amendment fee of $4,000, which fee shall be in addition to any other fees, charges or interest payable by you to us under the Financing Agreement and payment of which may be effectuated by our charging your account with us.

     If you are in agreement with the foregoing, please so indicate by signing and returning to us the enclosed copy of this letter.

                                     Very truly yours,
                                     GMAC COMMERCIAL CREDIT LLC

                                     By: /s/ Frank Imperato
                                         ---------------------------
                                         Name: Frank Imperato
                                         Title: SVP

AGREED AND ACCEPTED:
BERNARD CHAUS, INC.

By: /s/ Barton Heminover,
    ------------------------------
    Name:  Barton Heminover,
    Title: VP of Finance

CHAUS RETAIL, INC.
(Guarantor)

By: /s/ Barton Heminover,
    -------------------------------
    Name:  Barton Heminover,
    Title: VP of Finance